                      Metropolitan Life Insurance Company

                               Power of Attorney

                              C. Robert Henrikson
         Chairman of the Board, President and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, C. Robert Henrikson, Chairman of the Board, President and Chief Executive Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                            /s/ C. Robert Henrikson
                         -----------------------------
                              C. Robert Henrikson

                      Metropolitan Life Insurance Company

                               Power of Attorney

                            Sylvia Mathews Burwell
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Sylvia Mathews Burwell, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                          /s/ Sylvia Mathews Burwell
                       --------------------------------
                            Sylvia Mathews Burwell

                      Metropolitan Life Insurance Company

                               Power of Attorney

                             Eduardo Castro-Wright
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Eduardo Castro-Wright, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                           /s/ Eduardo Castro-Wright
                        -------------------------------
                             Eduardo Castro-Wright

                      Metropolitan Life Insurance Company

                               Power of Attorney

                              Burton A. Dole, Jr.
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Burton A. Dole, Jr., a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 2009.


                            /s/ Burton A. Dole, Jr.
                         -----------------------------
                              Burton A. Dole, Jr.

                      Metropolitan Life Insurance Company

                               Power of Attorney

                                Cheryl W. Grise
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Cheryl W. Grise, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                              /s/ Cheryl W. Grise
                           -------------------------
                                Cheryl W. Grise

                      Metropolitan Life Insurance Company

                               Power of Attorney

                               R. Glenn Hubbard
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, R. Glenn Hubbard, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                             /s/ R. Glenn Hubbard
                          --------------------------
                               R. Glenn Hubbard

                      Metropolitan Life Insurance Company

                               Power of Attorney

                                 John M. Keane
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, John M. Keane, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                               /s/ John M. Keane
                            -----------------------
                                 John M. Keane

                      Metropolitan Life Insurance Company

                               Power of Attorney

                             Alfred F. Kelly, Jr.
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Alfred F. Kelly, Jr., a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                           /s/ Alfred F. Kelly, Jr.
                        ------------------------------
                             Alfred F. Kelly, Jr.

                      Metropolitan Life Insurance Company

                               Power of Attorney

                                James M. Kilts
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, James M. Kilts, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.

                              /s/ James M. Kilts
                           ------------------------
                                James M. Kilts

                      Metropolitan Life Insurance Company

                               Power of Attorney

                              Catherine R. Kinney
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Catherine R. Kinney, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                            /s/ Catherine R. Kinney
                         -----------------------------
                              Catherine R. Kinney

                      Metropolitan Life Insurance Company

                               Power of Attorney

                                 Hugh B. Price
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Hugh B. Price, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                              /s/ Hugh B. Price
                          --------------------------
                                Hugh B. Price

                      Metropolitan Life Insurance Company

                               Power of Attorney

                                 David Satcher
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, David Satcher, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of June, 2009.


                               /s/ David Satcher
                           -------------------------
                                 David Satcher

                      Metropolitan Life Insurance Company

                               Power of Attorney

                             Kenton J. Sicchitano
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Kenton J. Sicchitano, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                           /s/ Kenton J. Sicchitano
                        -------------------------------
                             Kenton J. Sicchitano

                      Metropolitan Life Insurance Company

                               Power of Attorney

                            William C. Steere, Jr.
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, William C. Steere, Jr., a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                          /s/ William C. Steere, Jr.
                       ---------------------------------
                            William C. Steere, Jr.

                      Metropolitan Life Insurance Company

                               Power of Attorney

                                 Lulu C. Wang
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Lulu C. Wang, a director of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2009.


                               /s/ Lulu C. Wang
                           ------------------------
                                 Lulu C. Wang

                      Metropolitan Life Insurance Company

                               Power of Attorney

                              William J. Wheeler
             Executive Vice President and Chief Financial Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, William J. Wheeler, Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of July, 2009.


                            /s/ William J. Wheeler
                         -----------------------------
                              William J. Wheeler

                      Metropolitan Life Insurance Company

                               Power of Attorney

                               Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint the General Counsel and his designee(s), and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No.

       333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July, 2009.


                             /s/ Peter M. Carlson
                         -----------------------------
                               Peter M. Carlson

                      Metropolitan Life Insurance Company

                               Power of Attorney

                               James L. Lipscomb
                 Executive Vice President and General Counsel

KNOW ALL MEN BY THESE PRESENTS, that I, the Executive Vice President and General Counsel of Metropolitan Life Insurance Company, a New York company, do hereby designate Michele H. Abate, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, for so long as each of them are in the employ of MetLife Group and until I revoke such designation, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-____),

    . Metropolitan Life Separate Account E (Preference Plus, Enhanced Preference Plus, Financial Freedom Account and VestMet File
       No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife
       Income Security Plan File No. 333-43970, Preference Plus Select File
       No. 333-52366, MetLife Asset Builder File No. 333-69320, MetLife Financial Freedom Select File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. ____ and Variable Annuity File No. 333-____),

    .  The New England Variable Account (Zenith Accumulator File No. 333-11131),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    .  Separate Account No. 13 S (Variable Life File No. 333-110185),

    . Security Equity Separate Account Twenty-Six (Variable Annuity File No. 333-110183),

    . Security Equity Separate Account Twenty-Seven (Variable Annuity File No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Multi Manager D, Multi Manager II, and Met Flex GVUL D File No. 333-133675, DWS C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III (Aon) and Met Flex GVUL C File No. 333-133671 and Variable Life File
       No. 333-____),

    . Paragon Separate Account C (Fidelity D File No. 333-133678, Fidelity C File No. 333-133673 and Variable Life File No. 333-____),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672)

    . Metropolitan Life Variable Annuity Separate Account I (Flexible Premium Variable Deferred Annuity File No. 333-138114 and Flexible Premium Variable Annuity File No. 333-138112, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Variable Deferred Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity File No. 333-____ and Flexible Premium Variable Annuity File
       No. 333-____),

as authorized under the attached powers of attorney as signed by the Board of Directors, the Chairman of the Board, the Chief Financial Officer and the Chief Accounting Officer, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July, 2009.


/s/ James L. Lipscomb
---------------------------------------------
James L. Lipscomb
Executive Vice President and General Counsel